UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012

COMMAND SECURITY CORPORATION

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-33525 (Commission File Number)	14-1626307 (I.R.S. Employer Identification No.)
	1133 Route 55, Suite D Lagrangeville, New York (Address of principal executive offices)	12540 (Zip Code)
(845) 454-3703 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers.

On October 3, 2012, Command Security Corporation (the “Company”) announced the resignation of Martin C. Blake, Jr. as Director and Chief Operating Officer, effective October 1, 2012. Mr. Blake will receive severance benefits in accordance with his existing employment agreement previously filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

(c) Appointment of Certain Officers.

On October 3, 2012, the Company announced the appointment of Scott Landry as the Company’s Vice President for Operations. Mr. Landry’s appointment will become effective immediately on his employment start date of October 15, 2012. Prior to joining the Company, Mr. Landry, age 47, served as Executive Strategy Advisor for FedEx Services Inc. in Memphis, Tennessee from December 2011 until September 2012. In addition, from January 2009 until December 2011, he served as Managing Director for Highland Growth Partners, LLC, an independent management consulting firm. Previously, Mr. Landry served as Senior Vice President for operations and business development for Brink’s Inc., an international security and cash services company from May 2005 until December 2008. Mr. Landry has also served as a business strategy consultant with Booz Allen Hamilton Inc. and L.E.K Consulting Group LLC. Mr. Landry is a combat veteran, a graduate of the U.S. Military Academy and received his MBA from Harvard University.

Pursuant to the terms of an employment offer letter dated October 1, 2012 (the “Landry Employment Agreement”), Mr. Landry’s initial annual base salary will be $175,000. Mr. Landry is also eligible to receive an annual bonus of up to 30% of his annual base salary, payable at the discretion of the Company’s Board of Directors (the “Annual Bonus”). Additionally, if and when it becomes available, Mr. Landry will be granted stock options with a target of 25% of his annual base salary, to be determined by the Board of Directors. Upon termination, Mr. Landry is eligible to receive a severance payment of twelve (12) months pay.

The foregoing description of the Landry Employment Agreement is a summary of the material terms of the Landry Employment Agreement and is qualified in its entirety by reference to the Landry Employment Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Landry Employment Offer Letter dated October 1, 2012
99.1	Press Release dated October 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMAND SECURITY CORPORATION

Dated: October 4, 2012	By:	/s/ Barry Regenstein
	Name:	Barry Regenstein
	Title:	President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Landry Employment Offer Letter dated October 1, 2012
99.1	Press Release dated October 3, 2012.